Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Loss Contingency [Abstract]
Contingencies

Note 8: Contingencies

During the normal course of its business, the Company is subject to occasional legal proceedings and claims. The Company does not have any pending litigation that, separately or in the aggregate, would, in the opinion of management, have a material adverse effect on its results of operations, financial condition or cash flows.

Note 8: Contingencies

During the normal course of its business, the Company is subject to occasional legal proceedings and claims.

The Company’s wholly owned subsidiary, HOF Village Stadium, LLC, was a defendant in a lawsuit “National Football Museum, Inc. dba Pro Football Hall of Fame v. Welty Building Company Ltd., et al;” filed in the Stark County Court of Common Pleas. PFHOF, an affiliate, filed this suit for monetary damages as a result of the cancellation of the 2016 Hall of Fame Game. Plaintiff alleged that the game was cancelled as a result of negligent acts of subcontractors who were hired to perform field painting services.

The Plaintiff alleged that HOF Village Stadium, LLC was contractually liable for damages Plaintiff sustained because it guaranteed the performance of Defendant Welty Building Company Ltd. (“Welty”) for the Tom Benson Hall of Fame Stadium renovation.

Potential damages claimed by Plaintiff included the refunds of ticket sales, lost commissions on food and beverage sales, and lost profits on merchandise sales. The parties reached a global settlement and the matter has been dismissed with prejudice.